UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2026

GENIE ENERGY LTD.
(Exact Name of Registrant as Specified in its Charter)

1-35327
(Commission File Number)

Delaware	45-2069276
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-3500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class B common stock, par value $0.01 per share	GNE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 9, 2026,  the Audit Committee of the Board of Directors of Genie Energy Ltd. (the “Company”) in consultation with the Company’s management concluded that the Company’s previously issued financial statements for the years ended December 31, 2024 and December 31, 2023 contained in the Company’s Annual Report on Form 10-K, and in the Company’s previously issued unaudited condensed consolidated financial statements for each of the quarterly and year-to-date periods in 2024 and 2025 that were included in Forms 10-Q that were filed for the periods ended March 31, 2025, June 30, 2025 and September 30, 2025 (collectively, the “Prior Periods”), should not be  relied upon and require restatement (“Restatement”) because of errors related to its accounting for the liability associated with its captive insurance subsidiary recorded in the Prior Periods that resulted in material misstatements of cash and cash equivalents, restricted cash—short-term and long-term, deferred income tax assets, net, income taxes payable and current and noncurrent captive insurance liabilities on the balance sheets, and provision for captive insurance liability and provision for income taxes on the statements of operations (resulting in understatements of Income from Operations and Net Income), included in the financial statements for the Prior Periods. Additionally, the Company’s earnings and press releases and similar communications should no longer be relied upon to the extent that they relate to its financial statements for the Prior Periods and the Report of our prior Independent Registered Public Accounting Firm on the financial statements and internal control over financial reporting for 2023 and 2024 should not be relied upon.

The need for the Restatement was discovered during the course of the audits of the Company’s consolidated financial statements for the years ended December 31, 2023, 2024 and 2025.  The Company was required to undertake a re-audit of its financial statements for 2023 and 2024 because the registration of its prior independent registered public accounting firm, Zwick CPA, PLLC, who had conducted the audits of those periods and issued reports thereon, was revoked by the Public Company Accounting Oversight Board (the “PCAOB”).

The Company intends to restate the audited financial statements for the years ended December 31, 2024 and 2023 that will be included in its upcoming Annual Report on Form 10-K for the fiscal year ended December 31 2025 (the “Comprehensive 10-K”). The Comprehensive 10-K will also include restated unaudited financial information for the affected quarterly and year to date periods. Accordingly, the Company does not intend to file separate amended annual or quarterly reports for these periods.

Based on management’s preliminary analysis, the Company currently estimates that the restated financial statements will: (i) increase 2023 Income from Operations, Provision for Income Taxes and Net Income by approximately $45.1 million, $12.4 million and $32.7 million from the as reported figures, respectively; and (ii) increase 2024 Income from Operations, Provision for Income Taxes and Net Income by approximately $33.6 million, $10.7 million and $22.9 million respectively. The Company’s review is ongoing and their preliminary estimates are subject to change.

In connection with the Restatement, management has identified material weaknesses in the Company’s internal control over financial reporting resulting in the conclusion that our internal control over financial reporting and disclosure controls and procedures were not effective as of December 31, 2025. Management has taken and is taking additional steps to remediate the material weaknesses in our internal control over financial reporting. Additional details regarding the material weaknesses will be reflected in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

The Company expects to file a Form 12b-25 with the SEC no later than March 16, 2026 to extend by fifteen calendar days the time period in which it has to timely file the Comprehensive 10-K. The Company’s review of the financial statements and evaluation of its internal controls over financial reporting is ongoing and the Company may identify additional errors, which may lead to further delays.

The Company’s management and Audit Committee have discussed the foregoing matters disclosed in this Item 4.02 with CBIZ CPAs P.C., the Company’s independent registered public accounting firm.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements that contain the words “believes,” “anticipates,” “expects,” “plans,” “intends” and similar words and phrases. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the results projected in any forward-looking statement. In addition to the factors specifically noted in the forward-looking statements, other important factors, risks and uncertainties that could result in those differences include, but are not limited to, those discussed under Item 1A to Part I “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The forward-looking statements are made as of the date of this Current Report, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Investors should consult all of the information set forth in this report and the other information set forth from time to time in our reports filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934, including our reports on Forms 10-Q and 10-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
104	Cover Page Interactive Data File, formatted in Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIE ENERGY LTD.

By:	/s/ Michael Stein
Name: Michael Stein
Title: Chief Executive Officer
March 12, 2026

Exhibit Index

Exhibit No.	Document
104	Cover Page Interactive Data File, formatted in Inline XBRL document